Fifth Third Bank | All Rights Reserved Second Quarter 2008 Credit Trends Exhibit 99.4

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($ in millions)
C&I
Commercial
mortgage
Commercial
construction
Commercial
lease
Total
commercial
Residential
mortgage Home equity Auto Credit card
Other
consumer
Total
consumer
Total loans &
leases
Loan balances $28,958 $13,394 $6,007 $3,647 $52,006 $9,866 $12,421 $8,362 $1,717 $1,152 $33,518 $85,524
% of total 34% 16% 7% 4% 61% 12% 15% 10% 2% 1% 39%
Non-performing assets $414 $540 $552 $18 $1,524 $448 $183 $28 $15 $1 $674 $2,198
NPA ratio 1.43% 4.03% 9.19% 0.49% 2.93% 4.54% 1.47% 0.33% 0.88% 0.08% 2.00% 2.56%
Net charge-offs $107 $21 $49 $0 $177 $63 $54 $26 $21 $3 $167 $344
Net charge-off ratio 1.52% 0.66% 3.46% -0.01% 1.41% 2.57% 1.83% 1.21% 4.93% 1.31% 2.04% 1.66%
Credit by portfolio
C&I
32%
Home equity
16%
Other
consumer
1%
Auto
7%
Residential
mortgage
18%
Commercial
mortgage
6%
Commercial
construction
14%
Card
6%
MI
20%
KY
2%
Other
25%
IL
6%
OH
19%
IN
4%
FL
24%
Net charge-offs by loan type Net charge-offs by geography

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Nonperforming assets
–
Total NPAs of $2.2B, or 256bps
–
Commercial NPAs of $1.5B; recent growth
driven by commercial construction and real
estate, particularly in Michigan, and Florida
–
Consumer NPAs of $674M; recent growth
driven by residential real estate, particularly in
Michigan and Florida
17%
7%
17%
7%
14%
22%
16%
20%
3%
8%
1%
7%
39%
22%
31%
6%
4%
1%
4%
37%
17%
C&I* (20%) CRE (49%) Residential (29%) Other Consumer (2%)
ILLINOIS INDIANA
FLORIDA OTHER KENTUCKY OHIO MICHIGAN
Residential
$630M
29%
C&I*
$431M
20%
Other
$44M
2%
CRE
$1.1B
49%
*C&I includes commercial lease
30%
8%
4%
9%
22%
16%
11%

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NCOs
NPAs
Res
RE
CRE
NPA, charge-off growth driven by residential, commercial real estate
Res
RE
CRE
Real estate driving credit deterioration
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008
Auto CRE Res RE
0
100,000
200,000
300,000
400,000
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008
C&I/Lease Auto Credit Card
Other CRE Res RE
C&I/Lease

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NCOs
NPAs
Stressed
markets
Stressed
markets
Michigan and Florida: most stressed markets
NPA, charge-off growth driven by Florida and Michigan
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008
Other SE National Other MW
Michigan Florida
-
100,000
200,000
300,000
400,000
Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008
Other SE National Other MW
Michigan Florida

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Michigan market
Total Loans
Home Equity
17%
Credit Card
2%
Auto
7%
Resi Mortgage
9%
Coml Lease
1%
C&I
32%
Commercial
Mortgage
24%
Coml Const
7%
Other Cons
1%
NPAs
Home Equity
10%
Credit Card
1%
Auto
1%
Resi Mortgage
12%
Coml Lease
1%
C&I
15%
Commercial
Mortgage
27%
Coml Const
33%
Net charge-offs
Auto
5%
Other Cons
1%
Credit Card
6%
Home Equity
21%
Resi Mortgage
8%
C&I
24%
Commercial
Mortgage
15%
Coml Const
20%
Summary:
Deterioration in home price values coupled with weak economy (unemployment rate of 7.4%) impacting credit trends due to frequency of defaults and severity
Issues: homebuilders, developers
tied to weak real estate market
Issues:  valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 5.01      17% 87         21% 16           15%
Commercial mortgage 3.86      29% 152       28% 10           50%
Commercial construction 1.16      19% 187       34% 14           29%
Commercial lease 0.22      6% 7          42% (0)           3%
Commercial 10.24    20% $434 28% 41           23%
Mortgage 1.43      15% 70         16% 6            9%
Home equity 2.68      22% 55         30% 15           27%
Auto 1.14      14% 4          15% 4            14%
Credit card 0.30      18% 3          20% 4            19%
Other consumer 0.12      10% 0          6% 0            12%
Consumer 5.67      17% $132 20% 29           17%
Total 15.91    19% $566 26% 69           20%

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Florida market
NPAs
Home Equity
2%
Resi Mortgage
32%
C&I
9%
Commercial
Mortgage
30%
Coml Const
27%
Net charge-offs
Auto
3%
Other Cons
1%
Credit Card
1%
Home Equity
10%
Resi Mortgage
47%
C&I
17%
Commercial
Mortgage
2%
Coml Const
19%
Summary:
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Issues: homebuilders, developers
tied to weakening real estate market
Issues: increasing severity of loss
due to significant declines in
valuations
Issues: valuations; relatively small
home equity portfolio
Total Loans
Home Equity
9%
Credit Card
1%
Auto
4%
Resi Mortgage
31%
C&I
21%
Commercial
Mortgage
20%
Coml Const
13%
Other Cons
1%
($ in millions)
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
Commercial loans 2.11      7% 61         15% 14           13%
Commercial mortgage 1.95      15% 215       40% 2            8%
Commercial construction 1.26      21% 193       35% 16           33%
Commercial lease 0.00      0% -        0% -          0%
Commercial 5.31      10% $469 31% 32           18%
Mortgage 3.09      31% 233       52% 40           63%
Home equity 0.91      7% 14         8% 8            15%
Auto 0.42      5% 3          12% 2            9%
Credit card 0.08      5% 1          4% 1            5%
Other consumer 0.12      10% 0          14% 1            15%
Consumer 4.61      14% $251 37% 52           31%
Total 9.92      12% $720 33% 84           24%

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Commercial construction
FL
21%
KY
5%
IL
8%
MI
19%
IN
8%
Other
13%
OH
26%
Accomodation
1%
Auto Retailers
1%
Finance &
insurance
1%
Construction
37%
Manufacturing
1%
Real estate
44%
Retail Trade
1%
Other
8%
Wholesale
Trade
6%
Loans by geography Credit trends
Loans by industry Comments
• Declining valuations in residential and land
developments
• Higher concentrations in now stressed markets (Florida
and Michigan)
• Continued stress expected through 2008
($ in millions)
2Q07 3Q07 4Q07 1Q08 2Q08
Balance $5,469 $5,463 $5,561 $5,592 $6,007
90+ days delinquent $33 $54 $67 $49 $53
90+ days ratio 0.60% 0.99% 1.21% 0.87% 0.88%
NPAs $66 $106 $257 $418 $552
as % of loans 1.21% 1.94% 4.61% 7.48% 9.19%
Net charge-offs $7 $5 $12 $72 $49
as % of loans 0.48% 0.35% 0.83% 5.20% 3.46%
Commercial construction

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Homebuilder/developer
Credit trends
Loans by property type Comments
Other MW
21%
MI
22%
Other SE
21%
NE OH
4%
FL
32%
Raw &
developed
land
52%
Other
including
acquired
portfolio
29%
Residential
vertical
19%
*Current definition not in use prior to 3Q07
• Making no new loans to builder/developer sector
• Residential & land valuations under continued stress
• 6% of commercial loans; < 4% of total gross loans
• Balance by product approximately 53% Construction,
39% Mortgage, 8% C&I
•12% of loans are speculative loans
C&I
8%
Commercial
mortgage
39%
Commercial
construction
53%
Portfolio split Loans by geography
($ in millions) 3Q07 4Q07 1Q08 2Q08
Balance
$2,594 $2,868 $2,705 $3,295
90+ days delinquent
$50 $57 $60 $123
90+ days ratio 1.94% 1.99% 2.21% 3.73%
NPAs $78 $176 $309 $547
as % of loans
3.01% 6.14% 11.42% 16.62%
Net charge-offs
$4 $8 $43 $34
as % of loans
0.54% 1.11% 6.14% 4.63%
Homebuilders/developers*

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Residential mortgage
1   liens: 100% ; weighted average LTV: 77%
Weighted average origination FICO: 728
Origination FICO distribution:  <659 13%; 660-689 11%; 690-719
17%; 720-749 18%; 750+ 41%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <70 26%; 70.1-80 42%; 80.1-90 11%;
90.1-95 5%; >95% 16%
Vintage distribution: 2008 8%; 2007 18%; 2006 17%; 2005 28%;
2004 14%; prior to 2004 15%
% through broker: 12%; performance similar to direct
OH
23%
FL
31%
IL
6%
KY
4%
MI
15%
IN
6%
Other
15%
Loans by geography Credit trends
Portfolio details Comments
31% FL concentration driving 63% total loss
FL lots ($454 mm) running at 15% annualized loss
rate (YTD)
Mortgage company originations targeting 95%
salability
($ in millions)
2Q07 3Q07 4Q07 1Q08 2Q08
Balance $8,477 $9,057 $10,540 $9,873 $9,866
90+ days delinquent $98 $116 $186 $192 $229
90+ days ratio 1.15% 1.28% 1.76% 1.95% 2.32%
NPAs $112 $150 $216 $333 $448
as % of loans 1.32% 1.65% 2.04% 3.37% 4.54%
Net charge-offs $9 $9 $18 $34 $63
as % of loans 0.43% 0.41% 0.72% 1.33% 2.57%
Residential mortgage

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Home equity
1  liens: 24%; 2     liens: 76% (18% of 2    liens behind FITB 1  s)
Weighted average origination FICO: 755
Origination FICO distribution: <659 5%; 660-689 9%; 690-719 16%; 720-
749 19%; 750+ 51%
Weighted average CLTV: 77% (1   liens 65%; 2    liens 82%)Origination
CLTV distribution: <70 28%; 70.1-80 22%; 80.1-90 21%; 90.1-95 10; >95
20%
Vintage distribution: 2008 7%; 2007 13%; 2006 19%; 2005 17%; 2004
13%; prior to 2004 31%
% through broker channels: 20% WA FICO: 740 brokered, 758 direct;
WA CLTV: 89% brokered; 74% direct
Portfolio details Comments
OH
25%
FL
3%
IL
11%
KY
8%
MI
20%
IN
10%
Other
24%
OH
33%
FL
8%
IL
10%
KY
9%
MI
22%
IN
10%
Other
8%
Brokered loans by geography Direct loans by geography
Credit trends
Approximately 20% of portfolio concentration in
broker product driving approximately 51% total loss
Portfolio experiencing increased loss severity (losses
on 2 liens approximately 100%)
Aggressive home equity line management strategies
in place
($ in millions)
2Q07 3Q07 4Q07 1Q08 2Q08
Balance $2,810 $2,746 $2,713 $2,651 $2,433
90+ days delinquent $24 $30 $34 $33 $34
90+ days ratio 0.86% 1.08% 1.25% 1.26% 1.40%
Net charge-offs $9 $14 $17 $23 $28
as % of loans 1.19% 1.94% 2.52% 3.29% 4.64%
Home equity - brokered
($ in millions)
2Q07 3Q07 4Q07 1Q08 2Q08
Balance $8,970 $8,991 $9,161 $9,152 $9,988
90+ days delinquent $37 $34 $38 $43 $42
90+ days ratio 0.41% 0.38% 0.41% 0.47% 0.42%
Net charge-offs $11 $14 $15 $18 $27
as % of loans 0.48% 0.59% 0.66% 0.78% 1.07%
Home equity - direct
Note: Brokered and direct home equity net charge-off ratios
are calculated based on end of period loan balances

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Cautionary Statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of
Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties.  This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,”
“plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,”
“can,” “may” or similar expressions.  There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements.  Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments; (10) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of
Fifth Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities;
(18) difficulties in combining the operations of acquired entities; (19) inability to generate the gains on sale and related increase in shareholders’ equity that it anticipates from the sale of certain non-core businesses, (20) loss of income from the sale of certain non-core businesses could have an adverse effect on Fifth Third’s earnings and future growth  (21) ability to secure confidential information through the use of computer systems and telecommunications networks; and (22) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.  Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the
United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at
www.sec.gov
or on the
Fifth Third’s Web site at
www.53.com.
Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.